UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020
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CHARAH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12601 Plantside Drive Louisville, Kentucky		40299
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (502) 245-1353
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRA	New York Stock Exchange
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 amends the Current Report on Form 8-K (the “Original 8-K”) Charah Solutions, Inc. (the “Company”) filed with the Securities and Exchange Commission on June 10, 2020, reporting the voting results for the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”), to correct certain typographical errors in the disclosure of such voting results. The disclosure included in the Original 8-K otherwise remains unchanged.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(b) At the Annual Meeting, the Company’s stockholders elected each of the three Class II directors nominated by the Company’s Board of Directors to serve for a term of three years or until his successor is duly elected and qualified. Each director received a greater number of votes cast “for” his election than votes “withheld” from his election as reflected below. The stockholders also ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal 2020. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2020.
Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:
1. Election of directors:

	Votes For	Votes Withheld	Broker Non-Votes
Jack A. Blossman, Jr.	28,424,053	3,578,910	2,485,597
Dorsey “Ron” McCall	28,353,129	3,649,834	2,485,597
Scott A. Sewell	28,595,155	3,407,808	2,485,597
2. Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,466,879	13,685	7,996	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARAH SOLUTIONS, INC.

Date:	June 17, 2020	By:	/s/ Scott A. Sewell
		Name:	Scott A. Sewell
		Title:	President and Chief Executive Officer